Prospecuts Supplement

John Hancock Funds II

Supplement dated May 1, 2018 to the current prospectus (the prospectus), as may be supplemented

Small Cap Growth Fund (the fund)

Effective immediately, Alexi Makkas is added as a portfolio manager of the fund. Valerie Klaiman, Alexi Makkas, Michael Mufson, Ezra Samet, Jennifer Silver, and Tony Sutton are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Valerie Klaiman, CFA	Michael Mufson, CFA	Jennifer Silver, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managed the fund since 2017	Managed the fund since 2017	Managed the fund since 2017

Alexi Makkas	Ezra Samet, CFA	Tony Sutton
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managed the fund since 2018	Managed the fund since 2017	Managed the fund since 2017

The following information relating to Mr. Makkas is added to the portfolio manager information in “Fund details” under the heading “Who’s who – Subadvisor”:

Alexi Makkas

•	Co-Portfolio Manager
•	Managed the fund since 2018

•	Portfolio Manager and Analyst (since 2018)

•	Joined Redwood Investments in 2018
•	Senior Portfolio Manager, Wells Fargo Asset Management (2015-2018)
•	Senior Equity Analyst, Alydar Capital (2006-2015)
•	Began investment career in 1994

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.

John Hancock Funds II

Supplement dated May 1, 2018 to the current Statement of Additional Information (the SAI), as may be supplemented

Small Cap Growth Fund (the fund)

Effective immediately, Alexi Makkas is added as a portfolio manager for the fund. Mr. Makkas, Valerie Klaiman, Michael Mufson, Ezra Samet, Jennifer Silver, and Tony Sutton are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Redwood Investments, LLC.

The following table reflects information regarding other accounts for which Mr. Makkas has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Mr. Makkas’s investment in the fund and similarly managed accounts.

The following table reflects information as of May 1, 2018 for Mr. Makkas:

	Other Registered		Other Pooled		Other Accounts
	Investment Companies		Investment Vehicles
Portfolio Manager	Number of	Assets	Number of	Assets	Number of	Assets
	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Alexi Makkas	0	$0	0	$0	0	$0

None of these accounts pays a performance-based fee.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Mr. Makkas as of May 1, 2018. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Mr. Makkas’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Alexi Makkas	$0

1 As of May 1, 2018, Mr. Makkas did not beneficially own shares of Small Cap Growth Fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.